Exhibit 99

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned hereby certifies, in accordance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in her capacity as an officer of First Indiana Corporation (“First Indiana”), that, to her knowledge:

(1)	the Annual Report of First Indiana on Form 10-K for the period ended December 31, 2002, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of First Indiana.

Dated:	March 13, 2003

/s/ MARNI MCKINNEY
Marni McKinney Vice Chairman and Chief Executive Officer